                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 24, 2003
                                                          --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                1-4174                     73-0569878
       ---------------         ---------------          --------------------
       (State or other           (Commission              (I.R.S. Employer
       jurisdiction of           File Number)             Identification No.)
       incorporation)

One Williams Center, Tulsa, Oklahoma                              74172
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 9. Regulation FD Disclosure.

         The Williams Companies, Inc. ("Williams") wishes to disclose for Regulation FD purposes its press release dated April 24, 2003, furnished herewith as Exhibit 99.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WILLIAMS COMPANIES, INC.


Date: April 25, 2003                        /s/ Brian K. Shore
                                            ------------------------------------
                                            Name:  Brian K. Shore
                                            Title: Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER               DESCRIPTION
-------              -----------
 99                  Copy of Williams' press release dated April 24, 2003.